UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): June 14, 2004

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-8328                                         84-0608431
(Commission File Number)                             (I.R.S. Employer
                                                  Identification Number)

                                 (303) 655-5700
              (Registrant's Telephone Number, Including Area Code)

   5405 Spine Road, Boulder, Colorado                           80301
(Address of Principal Executive Offices)                     (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     Dynamic Materials Corporation (the "Company") announced that the Company's Board of Directors named Michel Nicolas as its new Chairman of the Board at a meeting held on Thursday, June 10.



Item 7.  Financial Statements and Exhibits

          (c) Exhibits.

          99.1 Press Release dated June 14, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             DYNAMIC MATERIALS CORPORATION


                             By: /s/ Richard A. Santa
                                -----------------------------------
                                Richard A. Santa
                                Vice President and Chief Financial Officer



Dated:  June 14, 2004

                                INDEX TO EXHIBITS

Number   Description
------   -----------

99.1     Press Release dated June 14, 2004.

                                                                    Exhibit 99.1

[GRAPHIC OMITTED]


For Immediate Release

Contact:  Richard A. Santa
          Vice President and Chief Financial Officer
          Dynamic Materials Corporation
          303-604-3938

                    DMC BOARD OF DIRECTORS NAMES NEW CHAIRMAN

(Boulder, CO - June 14, 2004) Dynamic Materials Corporation, (Nasdaq: BOOM), "DMC", today reported that the Company's Board of Directors named Michel Nicolas as its new Chairman of the Board at a meeting held on Thursday, June 10. Mr. Nicolas was recently named to the positions of Executive Vice President, Chemicals for Groupe SNPE and Chairman and CEO of Nobel Explosifs France, a Groupe SNPE subsidiary engaged in the manufacture and sale of industrial explosives. Nicolas replaces Bernard Fontana who resigned as DMC's chairman and as a DMC director in connection with the assumption of new responsibilities within Groupe SNPE. Michel Nicolas has spent most of his career with Groupe SNPE and, from 1996 until his latest appointment, was Senior Vice President, Industrial Affairs and Development. Groupe SNPE owns a 54% interest in DMC through a U.S. subsidiary, SNPE, Inc.

DMC's annual meeting of stockholders was also held on June 10. At this meeting, DMC stockholders re-elected the following seven incumbent directors to serve as directors until the 2005 annual stockholders meeting: Mr. Dean K. Allen, Dr. George W. Morgenthaler, Mr. Gerard Munera, Mr. Bernard Hueber, Mr. Francois Schwartz, Mr. Bernard Fontana and Mr. Jacques Loppion. At the Board of Directors meeting that followed the annual stockholders' meeting, both Mr. Fontana and Mr. Loppion resigned as DMC directors. Mr. Loppion, who retired as Chairman and CEO of Groupe SNPE in May, resigned for personal reasons. The Board has named Mr. Yves Charvin to fill the vacant Board seat that resulted from Mr. Loppion's resignation. Mr. Charvin is Legal Counsel for Groupe SNPE and previously served on the DMC Board from September 2002 through December 2003.

Additionally, at the June 10 Board of Directors meeting, the Board re-elected the following officers to continue in their current positions: Yvon Cariou, President and Chief Executive Officer, Richard A. Santa, Vice President, Chief Financial Officer and Secretary, and John G. Banker, Vice President, Sales and Marketing, Clad Metal Division.

Based in Boulder, Colorado, Dynamic Materials Corporation is a leading metalworking company, and its products include explosion bonded clad metal plates and other metal fabrications for the petrochemical, chemical processing, power generation, commercial aircraft, defense and a variety of other industries.


              For more information on Dynamic Materials Corporation visit the Company's web site at http://www.dynamicmaterials.com